State of Delaware

                        Office of the Secretary of State

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     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY
CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "IMMO-FINANCE CORPORATION", CHANGING ITS NAME FROM "IMMO-FINANCE CORPORATION" TO "BIOCORAL, INC.", FILED IN THIS OFFICE ON THE TWENTIETH DAY OF DECEMBER, A.
D. 1995, AT 3 O'CLOCK P.M.


                                 s/EDWARD J. FREEL
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                                 Edward J. Freel, Secretary of State